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                           COLUMBIA WORLD EQUITY FUND
                  (FORMERLY NAMED COLUMBIA GLOBAL EQUITY FUND)
                                  (THE "FUND")
          SUPPLEMENT TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2005

Effective February 17, 2006, the Fund's fundamental investment restriction relating to industry concentration was amended to provide that:

       "The Fund may not...purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."


INT-39/106569-0206                                             February 17, 2006